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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 26, 2023
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
Denver, North Carolina 28037
(Address of Principal Executive Offices, and Zip Code)

________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

Amendment Of Old National Bank Loans

Effective May 26, 2023, Contrail Aviation Support, LLC (“CAS”) and Contrail Aviation Leasing, LLC (“CAL”), each a 79%-owned subsidiary of Air T, Inc., entered into the Fourth Amendment to Master Loan Agreement and the Amended and Restated Promissory Note Term Note G with Old National Bank (“ONB”). The purpose of the amended documents was to replace the One-Month LIBOR based interest rate with a One-Month SOFR-based rate. All other material terms of the obligations remain the same. The principal amount of the loan was $38,180,458 on the effective date of the amended documents and the applicable interest rate is now the One-Month SOFR based rate, as defined in the loan agreement, plus 3.1148%.

Effective May 26, 2023, CAS entered into the First Amendment to Supplement #8 to Master Loan Agreement, the Fifth Amendment to Supplement #2 to the Master Loan Agreement and the Fourth Amended and Restated Promissory Note Revolving Note with ONB. The purpose of the amended documents was to replace the LIBOR based interest rate with a One-Month SOFR based rate. All other material terms of the obligation remain the same. The maximum principal amount of the revolving note remains at $25,000,000 and the applicable interest rate is now the One-Month SOFR based rate, as defined in the loan agreement, plus 3.56448%.

Amendment of Park State Bank Loan Agreement

On May 26, 2023, AirCo 1, LLC, an indirect wholly-owned subsidiary of Air T, Inc., executed an Amendment to Main Street Priority Loan Facility Term Loan Agreement with Park State Bank. The Amendment replaces the Three-Month LIBOR benchmark applicable to the loan with a Three-Month SOFR based rate, which is defined as the Three-Month SOFR rate plus 3.26161%. The principal amount of the loan was $6,392,858 on the effective date of the amended agreement. The interest rate is to be determined on the 11th day of each month on the amounts that remain outstanding, commencing June 11, 2023.

The foregoing summary of the terms of the amended agreements and promissory notes are qualified in their entirety by reference to the amendments and promissory notes filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 herewith, which are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

10.1	Amended and Restated Promissory Note Term Note G executed by Contrail Aviation Support, LLC and Contrail Aviation Leasing, LLC in favor of Old National Bank dated May 26, 2023.
10.2	Fourth Amendment to Master Loan Agreement by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Old National Bank dated May 26, 2023.
10.3	First Amendment to Supplement #8 to Master Loan Agreement between Contrail Aviation Support, LLC and Old National Bank dated May 26, 2023.
10.4	Fifth Amendment to Supplement #2 to Master Loan Agreement between Contrail Aviation Support, LLC and Old National Bank dated May 26, 2023.
10.5	Fourth Amended and Restated Promissory Note Revolving Note executed by Contrail Aviation Support, LLC in favor of Old National Bank dated May 26, 2023.
10.6	Amendment to Main Street Priority Loan Facility Term Loan Agreement by and between Airco 1, LLC and Park State Bank dated May 26, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 02, 2023

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer